The Securities in the form of the Convertible Promissory Note of Guardian Steel, Inc. have not been registered under the Securities Act of 1933, as amended, or under any state securities laws. Such securities cannot be sold, transferred, assigned or otherwise disposed, except in accordance with the Securities Act of 1933, as amended, and applicable state securities laws.

CONVERTIBLE PROMISSORY NOTE
$125,000	March 1,2001

           FOR VALUE RECEIVED, Guardian Steel, Inc., a Delaware corporation, and its successor and assigns, (the "Maker") promises to pay to the order of TriPower Resources, Inc., an Oklahoma corporation (''Holder'') at P.O. Box 849, Ardmore, Oklahoma 73402 or at such other place as Holder may from time to time designate in writing, the principal sum of One Hundred Twenty-five Thousand and no/100 Dollars ($125,000) in lawful money of the United States of America, together with interest thereon as is from time to time outstanding at the rate hereinafter provided, and payable as hereinafter provided.

          1.           Interest Rate. The unpaid principal balance of this Note shall bear interest at the rate of twelve percent (12%) per annum, payable semi-annually.

          2.           Payment/Maturity Date. The total outstanding principal balance hereof, together with accrued and unpaid interest, shall be due and payable in full on December31, 2002.

          3.           Default Interest. Upon a default hereunder, the balance of the principal remaining unpaid, interest accrued thereon, and all other costs, and fees shall bear interest at the rate of fifteen percent (15%) per annum from the date of default, or the date of advance, as applicable.

          4.           Conversion.

                    a.           Optional Conversion Right. Subject to and in compliance with the provisions of this Paragraph 4, all or any portion of the principal amount outstanding on the Note may, at any time at the option of the Holder, be converted into fully-paid and non-assessable shares of common stock of Maker's parent corporation, Guardian Technologies International, Inc., a Delaware corporation ("Guardian") (the "Common Stock").

                    b.           Applicable Conversion Value. Subject to the adjustments provided for herein, the price per share at which the Note may be converted into common stock (the "Applicable Conversion Value") shall be 50/100Dollars ($.50) per share of Common Stock.

                    c.           Adjustments for Capital Reorganization, Reclassification or Transfer or Assets. In the event the Common Stock issuable upon conversion of the Note shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise, or in the event Guardian shall at any time issue Common Stock by way of dividend or other distribution on any stock of Guardian, or subdivide or combine the outstanding shares of Common Stock, then in each such event the Holder shall have the right thereafter, but not the obligation, to exercise such Note and receive the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which such Note might have been exercised immediately prior to such organization, reclassification or change. In the case of any such reorganization, reclassification or change, the Conversion Value shall also be appropriately adjusted so as to maintain the aggregate Conversion Value. Further, in case of any such consolidation or merger of Guardian with or into another corporation in which consolidation or merger Guardian is not the continuing corporation, or in case of any sale or conveyance to another corporation of the property of Guardian as an entirety, or substantially as an entirety, Guardian shall cause effective provision to be made so that the Holder shall have the right thereafter, by converting the Note, to purchase the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale or conveyance by holders of the number of share of Common Stock into which such Note might have been exercised immediately prior to such consolidation, merger, sale or conveyance, which provision shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Note. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. Notwithstanding the foregoing, no adjustment of the Conversion Value shall be made as a result of or in 'connection with (1) the issuance of Common Stock of Guardian pursuant to options, warrants and share purchase agreements now in effect or hereafter outstanding or created, (2) the establishment of option plans of Guardian, the modification, renewal or extension of any plan now in effect or hereafter created, or the issuance of Common Stock upon exercise of any options pursuant to such plans, (3) the issuance of Common Stock in connection with an acquisition, consolidation or merger of any type in which Guardian is the continuing corporation, or (4) the issuance of Common Stock in consideration of such cash, property or service as may be approved by the Board of Directors of Guardian and permitted by applicable law.

                    d.           Continuation of Terms. Upon any reorganization, consolidation or merger referred to in this Paragraph4, the Note shall continue in full force and effect until conversion by the Holder and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the conversion of any note after the consummation of such reorganization, consolidation, merger of any similar event and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of Guardian whether or not such person shall have expressly assumed the terms of the Note.

                    e.           Exercise of Conversion Privilege. To exercise its conversion privilege or in the event of the automatic conversion of the Note, the Holder shall surrender such Note, or recognize partial prepayment therefor, being converted to Guardian at its principal office, and shall give written notice to Guardian at that office that Holder is delivering the Note for conversion or recognizing partial prepayment. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The Note, if surrendered for conversion shall be accompanied by proper assignment thereof to the Company or in blank.

                    f.           Notice of Record Date. In the event of:

(1)

any taking by Guardian of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

(2)

any capital reorganization of Guardian, any reclassification or recapitalization of the capital stock of Guardian, any merger or consolidating of Guardian or a transfer of all or substantially all of the assets of the company to any other corporation, or any other entity or person, or

(3)	any voluntary or involuntary dissolution, liquidation or winding up of Guardian,

then and in each such event Guardian shall mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of said dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the holders of record of common stock (or other securities) shall be entitled to exchange their shares of common stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which such action is to be taken.

          5.           Interest Calculation. Daily interest shall be calculated on a 365-dayyear and the actual number of days in each month.

          6.           Prepayment. Maker may prepay the unpaid principal balance of this Note in whole or in part at anytime or from time to time without penalty, together with interest accrued thereon to the date of such prepayment. All prepayments shall be applied as hereinafter provided.

          7.           Costs of Collection. Maker agrees that it: and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of Holder's rights hereunder or under any instrument securing payment of this Note, Maker shall pay to Holder its reasonable attorneys' fees and all court t costs and other expenses incurred in connection therewith, regardless of whether a lawsuit is ever commenced or whether, if commenced, the same proceeds to judgment or not. Such costs and expenses shall include, without limitation, all costs, reasonable attorneys' fees, and expenses incurred by Holder in connection with any insolvency, bankruptcy, reorganization, foreclosure, deed in lieu of foreclosure or similar proceedings involving Maker or any endorser, surety, guarantor, or other person liable for this Note which in any way affect the exercise by Holder of its rights and remedies under this Note, or any other document or instrument securing, evidencing, or relating to the indebtedness evidenced by this Note.

          8.           Default. The unpaid principal balance of this Note and all accrued interest thereon shall become immediately due, payable, and collectible, without notice or demand, upon the occurrence at any time of any of the following events, each of which shall be deemed to be an event of default hereunder:

                    a.           Maker's failure to make any payment of principal, interest, or other charges on or before the date on which such payment becomes due and payable under this Note.

                    b.           Maker's breach or violation of any agreement or covenant contained in this Note, any Mortgage Deed, or in any other document or instrument securing, evidencing, or relating to the indebtedness evidenced by this Note.

                    c.           The failure of Maker to generally pay its debts as they become due or if Maker shall file in any court pursuant to any statute, either of the United States or of any state, a petition in bankruptcy or insolvency, or for reorganization, or for the appointment of a receiver or trustee of all or a substantial portion of Maker's property, or if Maker makes any assignment for or petitions for or enters into an arrangement for the benefit of creditors, or if a petition in bankruptcy is filed against Maker which is not discharged within sixty (60) days thereafter.

                    d.           Dissolution on liquidation of Maker or Maker ceasing to be actively engaged in business.

                    Upon default hereunder, Holder shall have the right to immediately seize, and take possession thereof, of all collateral given as security for the repayment of this Note.

          9.           Application of Payments. Any payment made against the indebtedness evidenced by this Note shall be applied against the following items in the following order. (1) costs of collection, including reasonable attorney's fees incurred or paid and all costs, expenses, default interest, late charges and other expenses incurred by Holder and reimbursable to Holder pursuant to this Note (as described herein); (2) default interest accrued to the date of said payment; (3) ordinary interest accrued to the date of said payment; and (4) finally, outstanding principal.

          10.           Assignment of Note. This Note shall be binding upon any entity that acquires Maker or Guardian or substantially all of Maker's assets.

          11.           Non-Waiver. No delay or omission on the part of Holder in exercising any rights or remedy hereunder shall operate as a waiver of such right or remedy or of any other right or remedy under this Note. A waiver on anyone or more occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

          12.           Maximum Interest. In no event whatsoever shall the amount paid, or agreed to be paid, to Holder for the use, forbearance, or retention of the money to be loaned hereunder ("Interest") exceed the maximum amount permissible under applicable law. If the performance or fulfillment of any provision hereof, or any agreement between Maker and Holder shall result in Interest exceeding the limit for Interest prescribed by law, then the amount of such Interest shall be reduced to such limit. If, from any circumstance whatsoever, Holder should receive as Interest an amount which would exceed the highest lawful rate, the amount which would be excessive Interest shall be applied to the reduction of the principal balance owing hereunder (or, at the option of Holder, be paid over to Maker) and not to the payment of Interest.

          13.           Purpose of Loan. Maker certifies that the loan evidenced by this Note is obtained for business or commercial purposes and that the proceeds thereof will not be used primarily for personal, family or household purposes.

          14.           Waiver of Presentment. Maker and the endorsers, sureties, guarantors and all persons who may become liable for all or any part of this obligation shall be jointly and severally liable for such obligation and hereby jointly and severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest, and any and all lack of diligence or delays in collection or enforcement hereof. Said parties consent to any modification or extension of time (whether one or more) of payment hereof. The release of all or any part of the security for the payment hereof, and the release of any party liable for payment of this obligation. Any modification, extension, or release may be without notice to any such party and shall not discharge said party's liability hereunder.

          15.           Governing Law. As an additional consideration for the extension of credit, Maker and each endorser, surety, guarantor, and any other person who may become liable for all or any part of this obligation understand and agree that the loan evidenced by this Note is made in the State of Holder's residence and the provisions hereof will be construed in accordance with the laws of the State of Holder's residence applicable to agreements made and to be performed solely within such state. Such parties further agree that in the event of default this Note may be enforced in any court of competent jurisdiction in the State of Colorado, and they do hereby submit to the jurisdiction of such court regardless of their residence or where this Note or any endorsement hereof may be executed and waive any defense of forum non convenience.

          16.           Binding Effect. The term "Maker" as used herein shall include the original Maker of this Note and any party who may subsequently become liable for the payment hereof as an assumer with the consent of the Holder, provided that Holder may, at its option, consider the original Maker of this Note as Maker unless Holder has consented in writing to the substitution of another party as Maker. The term "Holder" as used herein shall mean Holder or, if this Note is transferred, the then Holder of this Note.

          17.           Relationship of Parties. Nothing herein contained shall create or be deemed or construed to create a joint venture or partnership between Maker, Guardian and Holder, Holder is acting hereunder as a lender only.

          18.           Severability. Invalidation of any of the provisions of this Note or of any paragraph, sentence, clause, phrase, or word herein, or the application thereof in any given circumstance, shall not affect the validity of the remainder of this Note.

          19.           Amendment. This Note may not be amended, modified, or changed, except only by an Instrument in writing signed by both of the parties.

          20.           Time of the Essence. Time is of the essence for the performance of each and every obligation of Maker and Guardian hereunder.

          IN WITNESS WHEREOF, the undersigned has executed this Note this 13th day of May, 2002.
GUARDIAN STEEL, INC., a Delaware corporation

/s/ Virginia Kopp
Witness	By:/s/ J. Andrew Moorer
J. Andrew Moorer, President

GUARDIAN TECHNOLOGIES INTERNATONAL, INC., a Delaware corporation

/s/ Virginia Kopp
Witness	By:/s/ J. Andrew Moorer
J. Andrew Moorer, President